UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: January 6, 2011
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA                               0-28331                            84-1047159
(State of Incorporation or   (Commission File Number)     (I.R.S. Employer
                                           Organization)                                                                Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

Item 8.01 Other Matters

From time to time, CHDT Corporation (“CHDT”) Board of Directors explores options to enhance shareholder value, including, without limitations,  starting new business lines, the sale of existing business lines and other merger and acquisition opportunities.  Such a review, with the assistance of outside investment banking counsel, was commenced in the fourth quarter of fiscal year 2010.  The commencement of such a review is part of CHDT’s periodic planning and does not mean that any specific course of action or transaction has been identified or approved as of the date of this Form 8-K Report.  CHDT’s outside investment banking firm has been engaged on a success fee basis and nominal retainer to assist in the review as well as find specific opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION, A FLORIDA CORPORATION

Date:   January 6, 2011

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer